UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 11, 2004
                                (August 6, 2004)



                                  MOLIRIS CORP.
                            D/B/A ADVANTAGE PACKAGING

             (Exact name of registrant as specified in its charter)


           FLORIDA                         0-33473              6-165569506
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)


             3221 COLLINGSWORTH STREET, SUITE 140
             FORT WORTH, TEXAS                                      76107
            --------------------------------------                ---------
           (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:  (817) 335-5900
                                                     --------------



(Former name or former address, if changed since last report): Not Applicable

Item 4. Change in Registrant's Certifying Accountant.

(a)(1) Effective August 6, 2004, Moliris Corp., D/B/A Advantage Packaging (the "Registrant") dismissed Salberg & Company, P.A. ("Salberg") as the Company's certifying accountants. The Registrant's Board of Directors has approved this action.

The reports of Salberg on the Registrant's financial statements for the fiscal year ended December 31, 2003 and 2002 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that their report expressed substantial doubt as to the Registrants ability to continue as a going concern.

During the Registrant's most recent fiscal year ended December 31, 2003, and through August 6, 2004, there were no disagreements with Salberg on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Salberg, would have caused Salberg to make reference thereto in connection with its reports on the financial statements for such year; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Registrant delivered a copy of this Form 8-K report to Salberg on August 6, 2004. Concurrently therewith, the Registrant requested that Salberg furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. Because of an outstanding balance for services rendered, Salberg has not provided a letter addressed to the SEC and the required exhibit is not being provided at this time. Registrant is in discussions with Salberg to resolve the matter and to provide the required letter to the SEC within ten (10) days of the filing of this Form 8-k.

(a)(2) On August 5, 2004, the Registrant engaged Turner, Stone & Company, LLP as its new independent accountant. The Registrant's Board of Directors has approved this action.

During the Registrant's two most recent fiscal years ended December 31, 2003 and December 31, 2002, respectively, and through August 6, 2004, neither the Registrant nor any person on the Registrant's behalf has consulted with Turner, Stone & Company, LLP regarding: (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements, or (ii) any matter that was the subject of a disagreement or event described in Items 304(a)(1)(iv) or (v) of Regulation S-K.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MOLIRIS CORP.
                                           D/B/A ADVANTAGE PACKAGING


Dated:  August 11, 2004                    By:    /s/ Clyde Parks
                                                 -------------------------------
                                           Name: Clyde Parks
                                                 Principal Executive Officer



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